Income Taxes (Details) - Schedule of reconciliations of the statutory income tax rate - USD ($) $ in Thousands		12 Months Ended
		Dec. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Schedule of reconciliations of the statutory income tax rate [Abstract]
Net income before provision for income taxes		$ 36,328	$ 50,632	$ 26,594
PRC statutory tax rate		25.00%	25.00%	25.00%
Income tax at statutory tax rate		$ 9,082	$ 12,658	$ 6,649
Expenses not deductible for tax purpose		96	297	350
Changes in valuation allowance			6
Effect of warrant liability revaluation		(203)	(4,928)
Effect of preferential tax rates granted to the PRC entities	[1]	(7,999)	(6,360)	(6,808)
Income tax expense		$ 976	$ 1,673	$ 191
Effective income tax rate		2.69%	3.30%	0.72%

[1]	The Company’s subsidiary Horgos, Horgos Glory Prosperity, Horgos Glary Wisdom were eligible to be exempted from income tax from 2017 to 2020, and enjoy a preferential income tax rate of 15% that are expected to last from 2021 to 2025. Horgos Technology is eligible to be exempted from income tax from 2020 to 2024. Beijing Leshare was recognized as a high-tech enterprise and received a preferential income tax rate of 15%. For the years ended December 31, 2019, 2020 and 2021, the tax saving as the result of the favorable tax rate amounted to $6,808, $6,360 and $7,999, respectively, and per share effect of the favorable tax rate were $0.17, $0.12 and $0.12.